                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Global Maintech Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          GLOBAL MAINTECH CORPORATION
                            6468 CITY WEST PARKWAY
                         Eden Prairie, Minnesota 55344


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                 MAY 29, 1997

TO THE SHAREHOLDERS OF GLOBAL MAINTECH CORPORATION:

     The Annual Meeting of the shareholders of Global MAINTECH Corporation (the "Company") will be held on May 29, 1997, at 3:30 p.m. (Central Daylight Time), at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, for the following purposes:

          1.   To elect a Board of Directors.

          2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending December 31, 1997.

          3. To consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 15, 1997 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                                             By Order of the Board of Directors:



                                             James Geiser
                                             Secretary

Dated: April 30, 1997

                                                          Dated: April 30, 1997

                          GLOBAL MAINTECH CORPORATION
                             6468 CITY WEST PARKWAY
                         EDEN PRAIRIE, MINNESOTA 55344

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                 TO BE HELD ON
                                  MAY 29, 1997

                                  INTRODUCTION

          THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF GLOBAL MAINTECH CORPORATION, a Minnesota corporation (the "Company"), for use at the annual meeting of shareholders (the "Annual Meeting") to be held at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, on May 29, 1997, at 2:30 p.m., Central Daylight Time, or at any adjournment thereof.

          Every shareholder of record as of April 15, 1997 (the "Record Date") is entitled to cast in person or by proxy, one vote for each share of Common Stock, no par value, of the Company ("Common Stock") held of record by such shareholder on the Record Date or, in the case of the holders of the Company's Series A Convertible Preferred Stock ("Preferred Stock"), one vote for each share of Preferred Stock held of record by such shareholder on the Record Date. The Common Stock and Preferred Stock will vote as one class on all matters to be voted on at the Annual Meeting. The holders of Preferred Stock are not entitled to vote separately as a class on any matter to be voted on at the Annual Meeting. As of the Record Date, there were 15,254,147 shares of Common Stock issued and outstanding, and 351,870 shares of Preferred Stock issued and outstanding. This Proxy Statement, the enclosed Notice of Meeting and the enclosed form of proxy are being first mailed on or about April 30, 1997 to the Company's shareholders of record (the "Shareholders").

ALL SHAREHOLDERS ARE URGED PROMPTLY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND TO RETURN IT IN THE ENCLOSED ENVELOPE, REGARDLESS OF WHETHER THEY INTEND TO BE PRESENT IN PERSON AT THE ANNUAL MEETING.

                              THE ANNUAL MEETING


Date, Time and Place
--------------------

          The Annual Meeting will be held on May 29, 1997, at 2:30 p.m., Central Daylight Time, at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343.

Purpose of Annual Meeting
-------------------------

          At the Annual Meeting, the Shareholders will be asked (i) to elect a Board of Directors, (ii) to ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 and (iii) to transact such other business, if any, as may properly come before the Annual Meeting.

Record Date, Voting Rights, and Proxies
---------------------------------------

          The Board of Directors of the Company has fixed the close of business on April 15, 1997 as the Record Date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of outstanding shares of Common Stock and Preferred Stock of the Company at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The Shareholders of the Company are entitled to cast their votes at the Annual Meeting in person or by properly executed proxies. Shares of Common Stock and Preferred Stock represented by properly executed proxies received at or prior to the Annual Meeting will be voted in accordance with the instructions indicated in such proxies, unless such proxies have been previously revoked.

          A proxy may be revoked before the meeting by giving written notice, in person or by mail, of revocation to the Secretary at the Company's offices or at the meeting prior to voting in person. Unless revoked, a properly executed proxy in which choices are not specified by the Shareholder will be voted "for" each item described in this Proxy Statement. For matters that are not named in this Proxy Statement and that properly come before the Annual Meeting, the persons entitled to vote the proxies shall vote as they deem in the best interests of the Company. In instances where choices are specified by the Shareholder in the proxy, such proxy will be voted or withheld in accordance with the Shareholder's choice. Shares of Common Stock and Preferred Stock voted as abstentions on any matter will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the Shareholder has abstained. Consequently, an abstention will have the same effect as a negative vote. If a broker submits a proxy which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting, but will not be considered as present and entitled to vote with respect to such matters.

Quorum
------

          The presence in person or by properly executed proxy of holders of a majority of all of the shares of outstanding Common Stock and Preferred Stock is necessary to constitute a quorum at the Annual Meeting.

Required Vote
-------------

          As of the Record Date, there were 15,254,147 shares of Common Stock outstanding, held by approximately 556 holders of record, and 351,870 shares of Preferred Stock outstanding, held by approximately 42 holders of record. Each holder of Common Stock is entitled to one vote per share held of record on the Record Date. Each holder of Preferred Stock is entitled to one vote per share held of record on the Record Date. The affirmative vote of a majority of the votes represented by outstanding shares of Common Stock and Preferred Stock, voting together as one class, is required to elect a Board of Directors and to ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors.

          THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING ARE OF GREAT IMPORTANCE TO THE SHAREHOLDERS OF THE COMPANY. ACCORDINGLY, SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND TO COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

Proxy Solicitation
------------------

          The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, and the expenses of solicitation, including those for preparing, handling, printing and mailing of the proxy soliciting material, will be paid by the Company. Solicitation will be made by use of the mails, and if necessary, by telephone, facsimile, advertisement or personal interview. The Company may use the services of its directors, officers or employees in soliciting proxies. Directors, officers or employees who provide services in soliciting proxies will not receive any compensation therefor in addition to their regular compensation; however, the Company will reimburse any out-of-pocket expenses incurred. The Company will request banks, brokerage houses and other institutions, nominees and fiduciaries to forward soliciting material to their respective principals and to obtain authorizations for the execution of proxy cards, and upon request will reimburse such parties for reasonable expenses incurred with respect thereto.

Availability of Independent Public Accountants
----------------------------------------------

          A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting to respond to appropriate questions and will make a statement if such representative desires to do so.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

          The following table sets forth certain information regarding the beneficial ownership of Common Stock and Preferred Stock, as of April 15, 1997, by (i) each person known to the Company to be the beneficial owner of 5% or more of outstanding Common Stock and Preferred Stock, (ii) the directors and nominees of the Company individually, and the executive officers named in the "Summary Compensation Table" individually, and (iii) the executive officers and directors of the Company as a group.

                            Number of shares          Percentage of         Number of shares        Percentage of
                            of Common Stock            shares of           of Preferred Stock        shares of
                             Beneficially              Common Stock          Beneficially          Preferred Stock
Name and Address (1)           Owned (2)            Beneficially Owned (2)      Owned (2)        Beneficially Owned (2)
-----------------------------------------------------------------------------------------------------------------------
Robert E. Donaldson             3,350,000                  22.0%                      --                       --

Michael A. Erickson               820,000                   5.4%                      --                       --
822 Mayflower Court
Northfield, MN 55057

David H. McCaffrey              1,800,800                  11.8%                      --                       --

Arthur James Hatch                     --                    --                   26,667                      7.6%
4288 Sanctuary Way
Bonita Springs, FL 33923

Donald Fraser                          --                    --                   26,667                      7.6%
14713 77th Place North
Maple Grove, MN 55369

Dale Ragan                        430,931                   2.8%                  59,201                     16.8%
4204 Country Wood Drive, SE
Rochester, MN  55904  (3)

James Geiser                      240,000                   1.6%                      --                       --

All officers and directors      5,390,800                  35.5%                      --                       --
as a group (3 persons)

________________

(1) Unless otherwise indicated, the address of each of the following individuals is 6468 City West Parkway, Eden Prairie, Minnesota 55344.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes generally voting and investment power with respect to securities. Shares of Common Stock or Preferred Stock subject to options or warrants currently exercisable or exercisable within sixty (60) days of the date of determination are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such options or warrants, but are not deemed to be outstanding for purposes of computing such percentage for any other person. Unless otherwise indicated by footnote, each person or group identified has sole voting and investment power with respect to all shares of Common Stock and Preferred Stock shown as beneficially owned by such person.

(3) Includes 134,264 shares which could be acquired upon the exercise of options and warrants within 60 days of April 15, 1997. Excludes 146,666 shares which are owned by Mr. Ragan's spouse or children; Mr. Ragan disclaims beneficial ownership of these shares.

PROPOSAL  NUMBER ONE --  ELECTION OF BOARD OF DIRECTORS

It is the intention of the Company's management that the shares represented by proxy, unless otherwise indicated thereon, be voted for the election of Messrs. Donaldson and McCaffrey (the "Nominees") who have consented to serve as Directors of the Company if so elected, to hold office until the next regular meeting of the shareholders and until their successors are elected and qualified.

Unless the authority to vote in the election of the Director is withheld, it is the intention of the persons entitled to vote the proxies to nominate and vote for the Nominees. If at the time of the Annual Meeting any Nominee shall have become unavailable for any reason for election as a Director, which event is not expected to occur, the persons entitled to vote the proxies will vote for such substitute nominees, if any, as shall be designated by the Board of Directors. Certain information with respect to the current Directors of the Company and the Nominees is set forth below:

Name                          Age      Position
----                          ---      --------
Robert E. Donaldson            55      President and Director
David H. McCaffrey             53      Chief Executive Officer and Director

Mr. Donaldson served as the Company's President and as a Director since January 1996. Mr. Donaldson founded Global MAINTECH, Inc. in April 1992 and has served as its President since inception. Mr. Donaldson also served as Global MAINTECH, Inc.'s Chief Executive Officer from April 1992 to December 1994. Prior to founding Global MAINTECH, Inc., Mr. Donaldson served as a Vice President of Meridian Technology Leasing Corp. from 1986 to 1991. Prior to 1986, Mr. Donaldson served in various capacities with Itel Corp. and International Business Machines Corporation.

Mr. McCaffrey has served as the Company's Chief Executive Officer since January 1996, and as a Director of the Company since January 1996. Mr. McCaffrey has served as Global MAINTECH, Inc.'s Chief Executive Officer since December 1994. Prior to joining Global MAINTECH, Inc. in December 1994, Mr. McCaffrey served as President, Chief Executive Officer and Chief Financial Officer of Rimage Corporation from April 1989 to October 1994. Mr. McCaffrey also served as a director of Rimage Corporation from November 1992 until October 1994.

The Board of Directors does not have any standing audit, compensation, stock option or nominating committees. The Board of Directors administers the Company's 1989 Stock Option Plan and approves awards of stock options and restricted stock awards made thereunder.

During the year ended December 31, 1996, there was 1 meeting of the Board of Directors and 7 written actions of the Board of Directors. No director attended fewer than 75% of the meetings of the Board of Directors.

The Company at present does not pay any director's fees. The Company may reimburse its outside directors for expenses actually incurred in attending meetings of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF  THE NOMINEES.

                               EXECUTIVE OFFICERS


Name                             Age        Position
----                             ---        --------
David H. McCaffrey               53         Chief Executive Officer
Robert E. Donaldson              55         President
James Geiser                     47         Chief Financial Officer and Secretary

See the biographical information on Messrs. McCaffrey and Donaldson under "Election of Directors."

Mr. Geiser has been the Secretary of the Company since September 1993 and Chief Financial Officer of the Company since January 1994. Since 1991, Mr. Geiser has served as President of G&B Financial Advisory Services, a firm engaged in providing financial consulting services to corporations requiring financial restructuring. From 1989 until January 1992, Mr. Geiser served as Chief Financial Officer and consultant to International Broadcasting Corporation, an owner and operator of family entertainment attractions including the Harlem Globetrotters and Ice Capades touring shows and three regional amusement parks. From 1987 until October 1989, Mr. Geiser was Vice President and Treasurer of Washington Square Capital, Inc., an investment management company and subsidiary of Northwestern National Life Insurance Company. From 1979 until 1987, Mr. Geiser held various positions with Gelco Corporation, including the position of Assistant Treasurer of Gelco Corporation, and Vice President and Treasurer of Gelco Finance Corporation.

     COMPLIANCE WITH SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT OF 1934

SECTION 16 (A) BENEFICIAL OWNERSHIP COMPLIANCE

Sections 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such officers, directors, and ten percent shareholders are also required by the SEC's rules to furnish the Company with copies of all section 16 (a) reports they file.

Specific due dates for such reports have been established by the SEC and the Company is required to disclose in the Proxy Statement any failure to file reports by such dates during 1996. Based solely on its review of the copies of such reports received by it or by written representations from certain reporting persons, the Company believes that all Section 16 (a) filing requirements applicable to its officers, directors and ten percent shareholders were complied with during the year ended December 31, 1996.

                             EXECUTIVE COMPENSATION

The following table sets forth the cash compensation awarded to or earned by the Chief Executive Officer and an employee who earned in excess of $100,000 during the year ended December 31, 1996. No executive officer of the Company earned salary and bonus in excess of $100,000 during the year ended December 31, 1996.

                           SUMMARY COMPENSATION TABLE

NAME AND                                     ANNUAL COMPENSATION
                                        -------------------------------
PRINCIPAL POSITION          YEAR        SALARY      OTHER COMPENSATION
------------------          ----        -------------------------------
David H. McCaffrey          1996        $ 95,470            $   -
Chief Executive Officer

Steven J. McDowall          1996        $134,360            $   -
Chief Software Architect

                                 STOCK OPTIONS

There were no option grants during the year ended December 31, 1996 made to the persons named in the "Summary Compensation Table" above (the "Named Executive Officers").

AGGREGATED OPTION EXERCISES IN 1996 AND YEAR END OPTION VALUES

The following table provides information concerning stock option exercises and the value of unexercised options at December 31, 1996 for the Named Executive Officers.

                     SHARES                               NUMBER OF                          VALUE OF
                    ACQUIRED         VALUE          SECURITIES UNDERLYING                    UNEXERCISED
                       ON           REALIZED        UNEXERCISED OPTIONS AT              IN-THE-MONEY OPTIONS
     NAME          EXERCISE (#)    ($) (1) (3)             YEAR END (#)                 AT THE END ($) (2) (3)
     ----          ------------    -----------             ------------                 ----------------------

                                                  EXERCISABLE      UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
                                                  -----------      -------------      -----------     -------------
David H. McCaffrey     840,000          -               -             840,000               -                 -
Steven J. McDowall     100,000       110,000         200,000             -               140,000              -

____________________

(1) Calculated using the difference between the fair market value of such shares at the time of exercise and the exercise price.

(2) Calculated using the difference between the fair market value of such shares at December 31, 1996 and the exercise price.

(3) The Company believes Mr. McCaffrey's stock options whether exercised or excercisable have no value, based on the low trading volume of the common shares and the restricted trading rules applicable to insiders. For instance, Mr. McCaffrey exercised his stock options on December 27, 1996 when the daily volume of shares traded was 6,100. The average daily trading volume in the three months ended December 31, 1996 was approximately 13,200 shares. Accordingly, the Company believes the market price is not indicative of the value of a large volume of shares sold or to be sold by an officer of the Company. Notwithstanding the forgoing, for reporting purposes only, Mr. McCaffrey's option exercise would have realized a value of $924,000 and his unexcersiable in-the-money options would have a value of $714,000 as of December 31, 1996.

             PROPOSAL NUMBER TWO -- RATIFY APPOINTMENT OF AUDITORS

The Board of Directors unanimously recommends that the shareholders ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997. Unless otherwise instructed, the persons entitled to vote the proxies will vote for ratification. KPMG Peat Marwick LLP has served as the Company's independent public accountants since March 17, 1996. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions from shareholders.

On March 17, 1995, the Board of Directors retained KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending December 31, 1995, thereby replacing McGladrey & Pullen LLP as the Company's independent auditors. The reports of McGladrey & Pullen LLP regarding the Company's financial statements for fiscal years 1994 and 1993 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. During the same period, McGladrey & Pullen LLP's reports on the Company's financial statements were modified to include an uncertainty regarding substantial doubt about the Company's ability to continue as a going concern. The Company and McGladrey & Pullen LLP have not had any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Company's two most recent fiscal years or during any subsequent interim period.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                             ____________________

On June 15, 1994, Paul F. Burger, Mr. Donaldson's brother-in-law, loaned $250,000 to Global MAINTECH, Inc. pursuant to the terms of a demand promissory note. The promissory note required Global MAINTECH, Inc. to repay the loan within 180 days of any demand by Mr. Burger. The promissory note bore an interest rate of 13% per annum and required monthly interest payments. In connection with the loan, Global MAINTECH, Inc. granted a security interest in its parts inventory to Mr. Burger. On December 28, 1996, Mr. Burger agreed to cancel the June 15, 1994 promissory note. In return, he received $50,000 cash, a new $100,000 unsecured promissory note and 334,000 shares of Common Stock. The new promissory note dated December 31, 1995 was payable in 12 monthly installments and bore an interest rate of 13% per annum. This note was paid in full in January 1997.

Effective December 31, 1995, the Company sold its brokerage line of business for $123,000 to Norcom Resources, Inc., a privately held corporation whose sole shareholder is Michael Erickson, a former officer and a current shareholder of the Company. This sale resulted in a loss on disposal of $420,630. Due to the uncertainty of collection, the Company treated payments under this sale as income when received. The sales proceeds were secured by up to 416,000 shares of the Company's Common Stock held by Mr. Erickson. In connection with the sale, the Company removed this former officer as personal guarantor from a certain note payable in the principal amount of $190,000. In March 1997, Norcom Resources paid the Company in full the amount of $70,000 pursuant to notes payable issued to the Company as part of the sale of the brokerage line of business. The Company will record the collection on these notes payable as income from discontinued operations in 1997.

                             SHAREHOLDER PROPOSALS

According to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, a shareholder may require that certain proposals suggested by the shareholder be voted upon at a shareholder meeting. Any such proposal to be considered at the Company's annual meeting of shareholders to be held in 1998 must be submitted to the Company on or before January 30, 1998 in order for it to be included in the company's proxy materials to be mailed to Shareholders in connection with such meeting.

The Company is including with this Proxy Statement its Annual Report to Shareholders for the year ended December 31, 1996, which includes an audited balance sheet as of December 31 1995, and 1996 and the related statements of earnings, cash flows and stockholder's equity, as well as other financial information relating to the Company for such years, including Management's Discussion and Analysis of Financial Condition and Results of Operations. SHAREHOLDERS MAY RECEIVE, WITHOUT CHARGE, A COPY OF THE COMPANY'S 1996 FORM 10-KSB REPORT AS FILED WITH THE SEC BY WRITING TO GLOBAL MAINTECH CORPORATION, 6468 CITY WEST PARKWAY, EDEN PRAIRIE, MINNESOTA 55344, ATTENTION: CHIEF FINANCIAL OFFICER.

                          GLOBAL MAINTECH CORPORATION
                             6468 CITY WEST PARKWAY
                         EDEN PRAIRIE, MINNESOTA 55344
                                 APRIL 30, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                  COMMON STOCK

  The undersigned appoints David H. McCaffrey and James Geiser, and each of them, with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of Common Stock of Global MAINTECH Corporation (the "Company") held by the undersigned on April 15, 1997, at the Annual Meeting of Shareholders of the Company, to be held on May 29, 1997, at 3:30 p.m., at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, and all adjournments thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED BY THE UNDERSIGNED SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 HEREIN. UPON ALL OTHER MATTERS, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

  Receipt of Notice of the Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.

                                     PROXY
  1. ELECTION OF DIRECTORS: Nominees: Robert E. Donaldson and David H.
     McCaffrey.

     [_] VOTE FOR all nominees listed above (except vote withheld for the following nominees, if any, whose names are written below).

     [_] WITHHOLD AUTHORITY to vote for all nominees listed above.


---------------------------------------------------------------------------
                                     (over)

  2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1997.

             For [_]            Against [_]            Abstain [_]

  3. To vote with discretionary authority upon such other matters as may come before the meeting.

                                         INSTRUCTION: When shares are held by
                                         joint tenants, all joint tenants
                                         should sign. When signing as
                                         attorney, executor, administrator,
                                         trustee, custodian, or guardian,
                                         please give full title as such. If
                                         shares are held by a corporation,
                                         this proxy should be signed in full
                                         corporate name by its president or
                                         other authorized officer. If a
                                         partnership holds the shares subject
                                         to this proxy, an authorized person
                                         should sign in the name of such
                                         partnership.


                                         SIGNATURE(S)
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                                         Dated: _________________________, 1996